Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Principles of Consolidation
Principles of Consolidation

The accompanying consolidated financial statements include the accounts of International Game Technology PLC and its consolidated subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The consolidated financial statements are presented in U.S. dollars and all amounts are rounded to the nearest thousand (except share and per share data) unless otherwise indicated.

Investments in other entities that the Company has the ability to control, through a majority voting interest or otherwise, or with respect to which the Company is the primary beneficiary, are consolidated. Earnings or losses attributable to any non-controlling interests or redeemable non-controlling interests in a subsidiary are included in net income (loss) in the consolidated statements of operations. Any investments in affiliates over which the Company has the ability to exert significant influence, but do not control and with respect to which the Company is not the primary beneficiary, are accounted for using the equity method of accounting. Investments in affiliates for which the Company has no ability to exert significant influence are accounted for using the cost method of accounting.

A Variable Interest Entity ("VIE") is an entity that by design possesses the following characteristics:

•	The equity investment at risk is not sufficient for the entity to finance its activities without additional subordinated financial support; or

•	As a group, the holders of equity investment at risk do not possess:

1.	The power, through voting rights or similar rights, to direct the activities that most significantly impact the entity's economic performance; or

2.	The obligation to absorb expected losses or the right to receive the expected residual returns of the entity; or

3.
Symmetry between voting rights and economic interests and where substantially all of the entity's activities either involve or are conducted on behalf of an investor with disproportionately fewer voting rights (i.e., structures with non-substantive voting rights).

In determining whether the Company is the primary beneficiary of a VIE for financial reporting purposes, the Company considers whether it has the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and whether it has the obligation to absorb losses or the right to receive returns that would be significant to the VIE. The Company consolidates VIEs when it is the primary beneficiary.

Use of Estimates
Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, the reported amounts of revenues, costs and expenses during the reporting period and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. Significant estimates and judgments relied upon by the Company in preparing these financial statements include the timing of revenue recognition; the fair value assigned to acquired assets and assumed and contingent liabilities, associated with business combinations; expensing or capitalizing research and development costs for software development; the funding amount for Wide Area Progressive jackpot payments; minimum profit level guarantees; the assessment of legal and other contingencies; the determination of whether the Company is the primary beneficiary of a VIE, the determination of the probability of redemption of redeemable non-controlling interests, and the amount of the provision for income taxes and the valuation of deferred taxes and intangible assets, including goodwill.

Foreign Currency Translation
Foreign Currency Translation

The functional currency of the Company's subsidiaries located outside of the United States are determined in accordance with authoritative guidance issued by the Financial Accounting Standards Board, or FASB. Assets and liabilities for these subsidiaries are translated at exchange rates in effect at the balance sheet date. Income and expense accounts for these subsidiaries are translated at the average exchange rates for the periods. Resulting translation adjustments are recorded as a component of accumulated other comprehensive income (loss) within shareholders’ equity. The Company records gains and losses from currency transactions denominated in currencies other than the functional currency in its consolidated statement of operations.

Local currency transactions of subsidiaries located outside of the United States where the U.S. dollar is the functional currency are remeasured into U.S. dollars using current rates of exchange for monetary assets and liabilities and historical rates of exchange for non-monetary assets and liabilities. Gains and losses from remeasurement of monetary assets and liabilities are recorded in the consolidated statement of operations.

Acquisitions
Acquisitions

The Company accounts for acquired businesses using the acquisition method of accounting, which requires that the assets acquired, liabilities assumed, contractual contingencies and contingent consideration be recorded at the date of acquisition at their respective fair values. Goodwill represents the excess of the purchase price, including the fair value of any contingent consideration, over the fair value of the net assets acquired. It further requires (1) acquisition related costs to be recognized separately from the acquisition and expensed as incurred, (2) most restructuring costs to be expensed in periods subsequent to the acquisition date and (3) changes in accounting for deferred tax asset valuation allowances and acquired income tax uncertainties after the measurement period to be reflected in the provision for income taxes. The operating results of acquisitions are included in the consolidated financial statements from the date control is obtained. Acquisition and disposition related costs are included in the consolidated statement of operations within “Transaction expense, net”. Transaction expense, net is composed of transaction costs on significant business combinations and significant gains and losses incurred on disposals of group entities or businesses.

The fair value of identifiable intangible assets is based on significant judgments made by the Company, including the selection of the appropriate valuation methodologies and the determination of the economic lives of the assets acquired. These estimates and assumptions are based on historical and industry experience, information obtained from management of the acquired business, and also include, but are not limited to, future expected cash flows earned from the identified intangible assets and discount rates applied in determining the present value of those cash flows. Unanticipated events and circumstances may occur that could affect the accuracy or validity of such assumptions, estimates or actual results. Acquired identifiable intangible assets are amortized using the straight-line method over their estimated economic lives. Amortization of acquired software-related intangibles is included in cost of services and cost of product sales and amortization of other acquired intangible assets is included in selling, general and administrative expenses in the consolidated statement of operations.

Goodwill, Intangible Assets and Long-Lived Assets
Goodwill, Intangible Assets and Long-Lived Assets

Goodwill is tested for impairment annually at the reporting unit level, which is one level below or the same level as an operating segment. The Company has five reporting units as follows:

•	North America Gaming and Interactive;

•	DoubleDown;

•	North America Lottery;

•	International; and

•	Italy.

When testing goodwill for impairment, the Company first performs a qualitative assessment to determine whether it is necessary to perform step one of a two-step annual goodwill impairment test for each reporting unit. The first step of the two-step process is to identify whether a potential impairment exists by comparing the estimated fair values of the reporting units with their respective book values, including goodwill. If the estimated fair value of the reporting unit exceeds book value, goodwill is not considered impaired, and no additional steps are necessary. If the fair value of the reporting unit is less than book value, then the second step is performed to determine if goodwill is impaired and to measure the amount of impairment loss, if any. The amount of the impairment loss is the excess of the carrying amount of the goodwill over its estimated fair value. The estimate of fair value of goodwill is primarily based on an estimate of the discounted cash flows expected to result from that reporting unit, but may require valuations of certain internally generated and unrecognized intangible assets such as software, technology, patents and trademarks. If the carrying amount of goodwill exceeds the estimated fair value of that goodwill, an impairment loss is recognized in an amount equal to the excess.

The Company also evaluates indefinite-lived intangible assets for impairment annually and whenever events or changes in circumstances indicate impairment may exist. The Company first performs a qualitative assessment to determine whether it is more likely than not that the fair value of indefinite-lived intangible assets are less than their carrying amount and whether the quantitative analysis is necessary. The quantitative analysis compares the fair value of indefinite-lived intangible assets to their carrying amount and an impairment loss is recognized when the carrying amount exceeds the fair value.

The process of evaluating the potential impairment related to goodwill and indefinite-lived intangible assets is highly subjective and requires the application of significant judgment. If an event occurs that would cause revisions to the estimates and assumptions used in analyzing the value of goodwill and other intangible assets with indefinite lives, the revision could result in a non-cash impairment loss that could have a material impact on the Company’s financial results. The Company’s annual review of goodwill and indefinite-lived intangible assets for impairment is performed as of November 1 each year. The 2016 review resulted in impairment losses of $30.0 million in the DoubleDown reporting unit for certain indefinite lived trademarks relating to the forecasted slowing of growth in the social gaming market. The 2015 review resulted in impairment losses of $9.7 million in the International segment for certain indefinite lived trademarks.

The Company evaluates long-lived assets, including identifiable intangible assets and other assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Events or changes in circumstances that could result in an impairment review include, but are not limited to, significant underperformance relative to historical or projected future operating results, significant changes in the manner of use of the acquired assets or the overall business strategy and significant negative industry or economic trends. Impairment is recognized when the asset is not recoverable and the carrying amount of an asset exceeds its fair value as calculated on a discounted cash flow basis. If an event occurs necessitating revised estimates and assumptions previously used in analyzing the value of property and equipment or finite-lived intangibles and other assets, that revision could result in a non-cash impairment loss that could have a material impact on the Company’s financial results. The Company recorded impairment losses related to long-lived assets of $7.7 million, $2.8 million and $2.6 million in 2016, 2015 and 2014, respectively.

Fair Value of Financial Instruments
Fair Value of Financial Instruments

The Company applies the authoritative guidance on fair value measurements for financial assets and liabilities that are measured at fair value on a recurring basis, as well as those financial assets and liabilities that are not measured at fair value but for which fair value is disclosed.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price), in the principal or most advantageous market, in an orderly transaction between market participants, on the measurement date. The guidance establishes a three-tiered fair value hierarchy that prioritizes inputs to valuation techniques used in fair value calculations. The three levels of inputs are defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in active markets accessible by the Company at the measurement date.

Level 2: Inputs that are observable in the marketplace other than those inputs classified as Level 1, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

Level 3: Inputs that are unobservable in the marketplace and significant to the valuation.

Valuation methods and assumptions used to estimate fair value, when quoted market prices are not available, are subject to judgments and changes in these factors can materially affect fair value estimates.

For financial assets and financial liabilities that are recognized at fair value on a recurring basis, the Company determines whether transfers have occurred between levels in the hierarchy by re-assessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, restricted cash and investments, accounts receivable, other current assets, accounts payable, and other current liabilities approximate fair value due to relatively short periods to maturity.

Derivative Instruments
Derivative Instruments

The Company uses derivative instruments to manage the impact of foreign currency exchange and interest rate changes on earnings and cash flows. The Company does not enter into derivative instruments for speculative purposes. It is the Company’s policy to negotiate the terms of the derivative to match the terms of the hedged item to maximize hedge effectiveness. Derivative instruments are recognized as either assets or liabilities on the balance sheet at fair value. Accounting for changes in the fair value of the derivative depends on the nature of the hedge and the hedge effectiveness as described further below. Derivative gains and losses are reported as operating activities within the consolidated statement of cash flows.

The Company uses foreign currency forward and option contracts to offset its exposure to the change in value of certain foreign currency denominated monetary assets and liabilities. Since these derivatives hedge existing exposures that are denominated in foreign currencies, the contracts do not qualify for hedge accounting. Accordingly, these outstanding non-designated derivatives are recognized on the consolidated balance sheet at fair value with the changes in fair value recorded in foreign exchange gain (loss), net, in the consolidated statement of operations. These derivative contracts mature in less than 1 year.

The Company also uses foreign currency forward and option contracts to hedge its exposure on certain forecasted foreign currency revenue and expense transactions. The terms of the contracts are typically matched with the forecasted foreign currency transactions to be derived from operations up to a period of 12 months. These derivatives are designated as cash flow hedges. All outstanding cash flow hedges are recognized on the consolidated balance sheets at fair value with the effective portion of the gain or loss recorded in accumulated other comprehensive income (loss). When the underlying hedged transaction is recognized, the effective portion of the gain or loss on the derivative instrument is reclassified from accumulated other comprehensive income (loss) to the consolidated statement of operations, in the related revenue or expense caption, as appropriate. Any ineffectiveness is recognized immediately into earnings. There was no ineffectiveness for any period presented.

The Company uses interest rate derivative instruments designated as fair value hedges to manage the exposure to interest rate movements and to reduce borrowing costs by converting fixed-rate debt into floating-rate debt. Under these agreements, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated by reference to agreed-upon notional principal amounts. Changes in the fair value of the derivative instrument are recorded in other income or expense and are offset by changes in the fair value of the underlying debt instrument due to changes in the benchmark interest rate. The cash flows from these contracts are reported as operating activities in the consolidated statement of cash flows. The gains (losses) from terminated interest rate swap agreements are recorded in long-term debt, increasing (decreasing) the outstanding balances of the debt, and amortized as a reduction (addition) of interest expense over the remaining life of the related debt. The cash flows from the termination of the interest rate swap agreements are reported as financing activities in the consolidated statement of cash flows.

Debt Issuance Costs and Premiums/Discounts
Debt Issuance Costs and Premiums/Discounts

The Company accounts for incremental costs directly attributable to realizing the proceeds of a debt issuance and the difference between the net proceeds received upon debt issuance and the amount payable at maturity as adjustments to the carrying amount of the debt on its consolidated balance sheets. These adjustments are amortized to interest expense using the effective interest method over the estimated term of the debt, typically the contractual term.

Revenue Recognition
Revenue Recognition

The Company has two categories of revenue: Service revenue and Product sales.

Service revenue is derived from the following sources:

•	Operating contracts predominantly related to Italian contracts and certain U.S. contracts;

•	Gaming operations arrangements where the Company provides customers with proprietary gaming equipment, systems, content licensing, and services;

•	Facilities Management Contracts (Hosting arrangements);

•	Interactive contracts; and

•	Post-contract customer support (“PCS”).

Product sales are derived from the following sources:

•	Sale of lottery terminals and gaming machines, including game content; and

•	Sale of lottery and gaming systems, including the licensing of proprietary software, and including implementation services.

Revenue is recognized when all of the following conditions are met:

(i)             Persuasive evidence of an arrangement exists;
(ii)          Delivery has occurred;
(iii)       The fee is fixed or determinable; and
(iv)      Collectability is probable.

Revenues are reported net of amortization of upfront payments to customers, incentives, rebates, and discounts. Sales taxes, gaming taxes and other taxes of a similar nature are presented on a net basis (excluded from revenue). Amounts billed prior to completing the earnings process are deferred until revenue recognition criteria is met.

Service revenue

Service revenue is derived from the following types of arrangements:

Operating contracts

Certain of the Company’s revenue, primarily revenue from the Italy segment and to a lesser extent the North America Lottery segment, is derived from operating contracts. Under operating contracts, the Company manages all the activities along the lottery value chain including collecting wagers, paying out prizes, managing all accounting and other back-office functions, running advertising and promotions, operating data transmission networks and processing centers, training staff, providing retailers with assistance and supplying materials for the game. In Italian arrangements where the Company is performing services on behalf of the government and the government is considered the Company’s customer, revenue is recognized net of prize payments, taxes, retailer commissions and remittances to state authorities, because the Company is acting as an agent to the authorities. In arrangements where the Company’s customers are the end players and/or retailers, the Company records revenue net of prizes and taxes only, and records the retailer commissions as a cost of service, because the Company is acting as the principal.

The Company also provides sports pools and sports betting services. Under sports pools arrangements, the Company manages the sports pool where the sports pool prizes are divided among those players who select the correct outcome. There are no odds involved in sports pools and each winner’s payoff depends on the number of players and the size of the pool. Under sports pools arrangements, the Company collects the wagers, pays prizes, pays a percentage fee to retailers, withholds its fee, and remits the balance to the respective regulatory agency. The Company assumes no risk associated with sports pool wagering. The Company records revenue net of prize payouts, gaming taxes, retailer commissions and remittances to state authorities, because the Company is acting as an agent to the authorities.

In sports betting contracts, the Company establishes and assumes the risks related to the odds. Under fixed odds betting, the potential payout is fixed at the time bets are placed and the Company bears the risk of odds setting. The Company is responsible for collecting the wagers, paying prizes, and paying fees to retailers. The Company retains the remaining cash as profits. Under these arrangements, the Company records revenue net, calculated as total wagers less the estimated payout for prizes, because the betting contract is considered a derivative and is required to be recorded at fair value. Taxes are recorded as contra revenue and retailer commissions are shown as expenses.

Fees earned under operating contracts are recognized as revenue in the period earned and are classified as service revenue in the consolidated statement of operations when all of the criteria outlined above are met.

Under operating contracts, the Company is generally required to pay upfront license fees. When such upfront payments are made to the Company’s customers, the payment is recorded as a non-current asset and amortized as a reduction of service revenue over the license term.

Gaming Operations

Gaming operations revenues are generated by providing customers with proprietary land-based gaming equipment, systems, content licensing, and services under a variety of recurring revenue arrangements, including a percentage of coin-in (amounts wagered), a percentage of net win, or a fixed daily/monthly fee.

Included in gaming operations are Wide Area Progressive (“WAP”) systems. WAP systems consist of linked slot machines located in multiple casino properties, connected to a central computer system. WAP games differ from all other games in that a Company-sponsored progressive jackpot increases with every wager until a player wins the top award combination. Casinos with WAP machines pay a percentage of the coin-in (amounts wagered) for services related to the design, assembly, installation, operation, maintenance, and marketing of the WAP systems, as well as funding and administration of Company-sponsored progressive jackpots.

Fees earned under gaming operations are recognized as revenue in the period earned and are classified as service revenue in the consolidated statement of operations when all of the criteria outlined above are met.

Facilities management contracts

Under facilities management contracts, the Company constructs, installs, operates and retains ownership of the online system. These contracts, principally in the North America Lottery segment, generally provide for a variable amount of monthly or weekly service fees paid to the Company directly from the customer based on a percentage of sales.

Fees earned under facilities management contracts are recognized as revenue in the period earned, throughout the service period, and are classified as service revenue in the consolidated statement of operations when all of the criteria outlined above are met.

Interactive Contracts

Interactive revenues are principally generated from online social gaming and online real-money products and services (“IGTi”).

Social gaming revenues are generated from the sale of virtual casino chips to players in the online DoubleDown Casino that can be used for additional play or game enhancements. Revenues from player purchases are recognized ratably over the estimated average service period in which the chips are consumed based on historical data analysis. Because DoubleDown is the principal, responsible for substantially all aspects of the casino services and sale of virtual goods to the player, revenues are recorded on a gross basis. Payment processing fees paid to Facebook, Apple and Google on a revenue participation basis are recorded within cost of services.

IGTi revenues are generated from online real-money gaming solutions offerings, which encompass gaming systems infrastructure, applications, content licensing, and back office operational support services, including WAP jackpot funding and administration. IGTi solutions are generally provided under revenue sharing arrangements based on a percentage of net win similar to gaming operations discussed above.

Post-Contract Customer Support (PCS)

Product sales contracts generally include PCS, which includes telephone support, software maintenance, software support, professional services, and in some scenarios the right to receive unspecified upgrades/enhancements on a when-and-if-available basis. Fees earned under PCS contracts are generally recognized as revenue in the period earned (i.e., over the support period) and are classified as service revenue in the consolidated statement of operations when all of the criteria outlined above are met.

Product Sales

Product sales are derived from the following types of arrangements:

Sale of Lottery Terminals and Sale of Gaming Machines, including Game Content

These arrangements include the sale of gaming machines including game content, non-machine gaming related equipment, licensing and royalty fees, and component parts (including game themes and electronics conversion kits). The Company’s credit terms are predominantly short-term in nature. The Company also grants extended payment terms under contracts where the sale is secured by the related equipment sold. Revenue from the sale of lottery terminals and gaming machines is recognized based upon the contractual terms of each arrangement, but predominantly upon delivery or acceptance. If the sale of lottery terminals and gaming machines include multiple elements, these arrangements are accounted for under Multiple Element Accounting, discussed below.

System Sales (Lottery and Gaming)

System Sale arrangements typically include multiple elements, where the Company constructs, sells, delivers and installs a turnkey system (inclusive of point of sale terminals, if applicable) or delivers equipment and licenses the computer software for a fixed price, and the customer subsequently operates the system. System sale arrangements generally include customer acceptance provisions and general rights to terminate the contract if the Company is in breach of the contract. Such arrangements include non-software elements, software, professional services, and PCS in the form of maintenance and software support arrangements. Amounts due to the Company and costs incurred by the Company in implementing the system prior to customer acceptance are deferred. Revenue attributable to the system is classified as product sales in the consolidated statement of operations and is recognized upon customer acceptance as long as there are no substantial doubts regarding collectability. Revenues attributable to PCS provided subsequent to customer acceptance are classified as service revenue in the consolidated statement of operations in the period earned.

Multiple Element Arrangements

The Company uses multiple element guidance for both service arrangements and product sale arrangements. In some scenarios, all deliverables are considered one unit of accounting (i.e., facilities management contracts where the Company provides software as a service), while other arrangements contain multiple elements that can be separated into distinct deliverables. When arrangements contain multiple elements, including software and non-software components, the Company allocates revenue to each category based on a selling price hierarchy. Allocation of revenue to software and non-software components is based on either vendor-specific objective evidence ("VSOE") if available, third-party evidence ("TPE") if VSOE is not available, or best estimate of selling price ("BESP") if neither VSOE nor TPE is available.

•
VSOE of selling price is based on the net price charged when the element is sold separately. In determining VSOE, the Company requires that a substantial majority of the selling prices fall within a reasonable range based on historical discounting trends for specific products and services. VSOE for post-contract support and professional service hours may also be determined based on renewal rates, if available, provided that the renewal rates are substantive.

•
TPE of selling price is established by evaluating largely interchangeable competitor products or services in stand-alone sales to similar customers. However, as the Company’s products contain a significant element of proprietary technology and the Company’s solutions offer different features and functionality, the comparable pricing of third-party products with similar functionality typically cannot be obtained.

•
BESP is established considering multiple factors including, but not limited to, market conditions, competitive landscape, internal costs, and gross profit objectives. In some scenarios, contractual pricing may serve as the best estimate given the variability among jurisdictions and customers, while in other scenarios cost for each deliverable plus reasonable margin is used as management’s best estimate.

In scenarios where the Company’s products include hardware containing required software that function together to provide the essential functionality of the product, the Company considers both the hardware and required software as “non-software deliverables” and has therefore concluded that such arrangements are not subject to the industry-specific software revenue recognition guidance. The Company recognizes revenue for these arrangements based on Accounting Standards Codification ("ASC") 605, Revenue Recognition, and allocates the arrangement consideration based on the relative selling price of the deliverables. In scenarios where the Company’s products include hardware where the software is not considered essential to the functionality of the hardware, the hardware revenue is recognized based on when the revenue recognition criteria is met (i.e., shipment, delivery and/or acceptance) and the software revenue is recognized under the software revenue recognition guidance provided under ASC 985, Software.

If there are multiple deliverables within the software and non-software categories, revenue is first allocated between the software pool of deliverables and the non-software pool of deliverables on a relative fair value basis. Thereafter, revenue for each pool is further allocated as follows:

•
Non-software components: Revenue is further allocated to each separate unit of accounting using the relative selling prices of each deliverable in the priority order described above. However, revenue is only recognized if the unit of accounting has stand-alone value. A deliverable is considered to have stand-alone value if (a) it has value to the customer on stand-alone basis, and (b) if a general right of return exists relative to the delivered item, delivery or performance of the undelivered item is considered probable and substantially in the Company’s control.

•
Software components: If the arrangement contains more than one software deliverable, the arrangement consideration allocated to the software category as a group is then allocated to each software deliverable using VSOE, provided the deliverable has stand-alone value. If VSOE is not available for all deliverables, then the Company uses the residual method when VSOE of fair value of the undelivered items exists. If VSOE of one or more undelivered software items does not exist, then all the software deliverables are considered one unit of accounting. Revenue is deferred and recognized at the earlier of (i) delivery of those elements or (ii) when fair value can be established for the undelivered elements, unless PCS is the only undelivered element, in which case, the entire software category allocated consideration is recognized ratably over the service period.

Cash and Cash Equivalents
Cash and Cash Equivalents

Cash and cash equivalents are composed of cash at banks and on-hand, and short-term highly liquid investments with a maturity of ninety days or less. Cash equivalents are stated at fair value.

Allowances for Trade Receivables and Customer Financing Receivables
Allowances for Trade Receivables and Customer Financing Receivables

The Company maintains an allowance for credit losses for the estimated probable losses on uncollectible trade and customer financing receivables. The allowance is based upon the credit-worthiness of the Company’s customers, historical experience, the age of the receivable, as well as current market and economic conditions. Receivables are written off against these allowances in the period they are determined to be uncollectible.

The Company’s customer financing receivables portfolio is composed of two classes, contracts and notes. Contracts include extended payment terms granted to qualifying customers for periods from one to five years and are typically secured by the related products sold. Notes consist of development financing loans granted to select customers to assist in the funding of new or expanding gaming facilities, generally under terms of one to seven years and are secured by the developed property and/or other customer assets. Customer financing interest income is recognized based on market rates prevailing at issuance.

Inventories	Inventories Inventories are stated at the lower of cost (under the first in, first out method) or market, not in excess of net realizable value.
Systems, Equipment and Other Assets Related to Contracts, Net and Property, Plant and Equipment, Net
Systems, Equipment and Other Assets Related to Contracts, Net and Property, Plant and Equipment, Net

The Company has two principal types of fixed assets (collectively, “Fixed Assets”):

•	Systems, equipment and other assets relating to contracts (“Contract Assets”) principally composed of:

▪	Gaming assets

▪	Lottery assets

•	Property, plant and equipment (“Non-Contract Assets”)

Contract Assets are assets that primarily support the Company’s operating contracts and facilities management contracts. Non-Contract Assets are assets the Company uses internally primarily in manufacturing, selling, general and administration, research and development and commercial service applications not associated with contracts.

Fixed Assets are stated at cost, net of accumulated depreciation and accumulated impairment loss, if any. Depreciation commences upon placing the asset in service and is recognized on a straight-line basis over the estimated useful lives of the assets.

The Company depreciates Fixed Assets over their estimated useful lives. The estimated useful life and salvage value are assigned to these assets based on historical information and future expectations.

The estimated useful lives for Contract Assets depends on the type of actual cost, which is principally composed of three categories:

•	Lottery hard costs (for example: terminals, mainframe computers, communications equipment); and

•	Lottery soft costs (for example: software development costs represented by internal personnel costs); and

•	Commercial gaming machines.

Lottery hard costs are depreciated over the base term of the contract plus extension years as defined in the contract, but generally not to exceed 10 years. Lottery soft costs are depreciated over the base term of the contract, but generally not to exceed 10 years. Commercial gaming machines are generally depreciated over three to five years.

The estimated useful lives for property plant and equipment are generally 40 years for buildings and five to 10 years for furniture and equipment.

Fixed Assets are derecognized upon disposal or when no future economic benefits are expected from the assets’ use or disposal. Any gain or loss arising on disposal of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the asset) is included in the consolidated statement of operations when the asset is derecognized. The residual values, useful lives and methods of depreciation are reviewed, at a minimum, at each financial year end and adjusted prospectively if appropriate. Fixed Assets carrying values are reviewed for impairment when events or changes in circumstances indicate that the carrying value may not be recoverable.

Leasehold improvements are depreciated over the lesser of the remaining life of the lease or the estimated useful life of the improvement.

Repair and maintenance costs, including planned maintenance, are expensed as incurred.

Research and Development and Capitalized Software Development Costs
Research and Development and Capitalized Software Development Costs

Research and development (“R&D”) costs incurred prior to technological feasibility are expensed as incurred. R&D costs include salaries and benefits, stock-based compensation, consultants, facilities related costs, material costs, depreciation and travel.

Costs incurred in the development of the Company’s externally-sold software products are expensed as incurred, except certain software development costs eligible for capitalization. Material software development costs incurred subsequent to establishing technological feasibility and through the general release of the software products are capitalized. Technological feasibility is demonstrated by the completion of a detailed program design or working model, if no program design is completed. Capitalized costs are amortized to cost of product sales over the products’ estimated economic life.

Costs incurred in the development of software to be used only for services provided to customers are capitalized as internal-use software and amortized over the useful life to cost of services. Costs incurred in the development of software to be used only for internal use are capitalized as internal-use software and amortized over the useful life to selling, general and administrative expenses. Certain eligible costs incurred specific to customer contracts are deferred and amortized over the contracts’ estimated economic life as cost of services or product sales.

Jackpot Accounting
Jackpot Accounting

The Company incurs jackpot expense and accrues jackpot liabilities with every wager on devices connected to a WAP system. Only WAP games include Company-sponsored jackpots for which the Company incurs jackpot expense. A portion of the fees paid to the Company is used for the funding and administration of Company-sponsored WAP jackpot payments.

Jackpot expense represents the estimated cost to fund jackpots and is recorded to cost of services. Changes in estimates for WAP jackpot liabilities and expense are attributable to regular analysis and evaluation of the following factors:

•	Variations in slot play (frequency of WAP jackpots and patterns of coin-in driving WAP jackpot growth);

•	Volume (number of WAP units in service and levels of play or coin-in per unit);

•	Interest rate movements (higher rates cause lower jackpot expense; lower rates cause higher jackpot expense); and

•	Startup amount (the size of base WAP jackpots at initial setup or after a jackpot is won).

The Company’s WAP jackpots are generally payable in equal annual installments over 20 to 26 years or immediately in the case of instant win systems. Winners may elect to receive a lump sum payment for the present value of the jackpot discounted at applicable interest rates in lieu of periodic annual installments. Discount rates eligible for use in the lump sum payment calculation vary by jurisdiction and are impacted by market forces and other economic conditions.

Jackpot liabilities are composed of payments due previous winners, as well as amounts due future winners of WAP jackpots not yet won. Liabilities due previous winners for periodic payments are carried at the accreted cost of a qualifying U.S. government or agency annuity investment that may be purchased at the time of the jackpot win. If an annuity is subsequently sold and the periodic liability is instead guaranteed by surety bonds or letters of credit, the liability initially funded by an annuity continues to accrete at the same rate. If the periodic liability is not initially funded with an annuity investment, it is discounted and accreted using the risk-free rate (i.e., treasury rate) at the time of the jackpot win.

Liabilities due future winners are recorded at the present value of the estimated amount of WAP jackpots not yet won. The Company estimates the present value of future winner liabilities using current market rates (prime, treasury, or agency, as applicable), weighted with historical lump sum payout election ratios. The most recent historical patterns indicate that approximately 90% of winners will elect the lump sum payment option. Additionally, the Company estimates the current portion of future winner liabilities based on historical experience with winner payment elections, in conjunction with the theoretical projected number of jackpots.

Restricted Cash and Investments

The Company is required by gaming regulation to maintain sufficient reserves in restricted cash accounts to be used for the purpose of funding payments to WAP jackpot winners. In certain cases regulators have allowed for surety bonds or letters of credit in lieu of restricted cash. Restricted amounts are based primarily on the WAP jackpot amount displayed to slot players and vary by jurisdiction. Compliance with restricted cash and investment or assurance requirements for jackpot funding is reported to gaming authorities in various jurisdictions. Additionally, restricted cash is maintained for interactive online player deposits, as well as collections on factored and serviced receivables not yet paid through to the third-party owner.

Jackpot Annuity Investments

In December 2015, the Company initiated a plan to sell jackpot annuity investments previously held-to-maturity for funding jackpot payments to previous winners, and instead satisfy funding assurance requirements through surety bonds or letters of credit where allowed by regulators. Accordingly, the remaining jackpot annuity investments, composed of discounted qualifying U.S. Treasury or agency securities, are classified as available-for-sale investments and carried at fair value with unrealized gain/loss recorded in other comprehensive income.

WAP Systems Interest

Interest income accretion on jackpot annuity investments is offset by interest expense accretion on previous winner liabilities. When the jackpot liability is funded by annuity investments, WAP interest income and expense accretes at approximately the same rate. When the jackpot liability is instead guaranteed by surety bonds or letters of credit and funded from operating cash flows, there is no WAP interest income accretion. WAP interest expense varies depending on the amount of jackpots won and the number of winners electing periodic payments. In addition to accretion, WAP interest income includes earnings on other cash and short-term investments held for WAP operations.

Advertising	Advertising Advertising costs are expensed as incurred. Advertising expense was $151.6 million, $130.1 million and $126.7 million for the years ended December 31, 2016, 2015 and 2014, respectively.
Contingencies
Contingencies

The Company accounts for claims and contingencies in accordance with authoritative guidance that requires the Company to record an estimated loss from a claim or loss contingency when information available prior to issuance of the consolidated financial statements indicates that it is probable that a liability has been incurred at the date of the consolidated financial statements and the amount of the loss can be reasonably estimated. If the Company determines that it is reasonably possible but not probable that a liability has been incurred or if the amount of a probable loss cannot be reasonably estimated, then in accordance with the authoritative guidance, the Company discloses the amount or range of estimated loss if the amount or range of estimated loss is material. Accounting for claims and contingencies requires the Company to use judgment. The Company consults with legal counsel on those issues related to litigation and seeks input from other experts and advisors with respect to matters in the ordinary course of business. The Company expenses legal costs as incurred.

Redeemable non-controlling interests
Redeemable non-controlling interests

Upon issuance, redeemable non-controlling interests are generally recorded at fair value. Subsequent to issuance redeemable non-controlling interests are reported at their redemption value no later than the date they become redeemable by the holder.

Income Taxes
Income Taxes

Deferred tax liabilities and assets are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax liabilities and assets are determined based on the difference between the tax basis of assets and liabilities and their reported amounts using enacted tax rates in effect for the year in which the differences are expected to reverse. Tax credits are generally recognized as reductions of income tax provisions in the year in which the credits arise. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The effect of a change in income tax rates is recognized as income or expense in the period that includes the enacted or substantively enacted date.

Accounting for uncertainty in income taxes recognized in the consolidated financial statements is in accordance with accounting authoritative guidance, which prescribes a two-step process to determine the amount of tax benefit to be recognized. First, the tax position must be evaluated to determine the likelihood that it will be sustained upon external examination. If the tax position is deemed “more-likely-than-not” to be sustained, the tax position is then assessed to determine the amount of benefit to recognize in the consolidated financial statements. The amount of the benefit that may be recognized is the largest amount that has a greater than 50 percent likelihood of being realized upon ultimate settlement.

The Company recognizes interest and penalties related to unrecognized tax benefits on the provision for taxes line of the consolidated statement of operations. Accrued interest and penalties are included on the related tax liability line in the consolidated balance sheets.

Deferred income taxes have not been provided on the majority of undistributed earnings of international subsidiaries as the majority of such earnings are indefinitely reinvested by the Company.

Earnings Per Share
Earnings Per Share

Basic earnings per share of common stock is computed by dividing net income attributable to IGT PLC by the weighted-average number of common shares outstanding for the period. Diluted earnings per share of common stock is computed on the basis of the weighted-average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method. Dilutive potential common shares include outstanding stock options and restricted stock awards.

Concentrations of Risks
Concentrations of Risks

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of bank deposits, short and long-term investments, accounts receivable, customer financing receivables and foreign currency exchange contracts. Deposits held with banks in the United States may exceed the amount of Federal Deposit Insurance Corporation ("FDIC") insurance provided on such deposits. Deposits held with banks outside the United States generally do not benefit from FDIC insurance. The majority of the Company’s day-to-day banking operations globally are maintained with major, financially sound counterparties with high-grade credit ratings, and the Company limits its exposure to any one counterparty.

The Company provides credit to customers in the normal course of business. Credit is extended to new customers based on checks of credit references, credit scores and industry reputation. Credit is extended to existing customers based on prior payment history and demonstrated financial stability. The credit risk associated with accounts receivable and customer financing receivables is generally limited due to the large number of customers and their geographic dispersion. The Company establishes an allowance for the estimated uncollectible portion of accounts receivable and customer financing receivables. Product sales are generally dispersed among a large number of customers, minimizing the reliance on any particular customer or group of customers.

The counterparties to the Company’s foreign currency exchange contracts consist of a number of major financial institutions. In addition to limiting the amount of contracts the Company enters into with any one party, the Company monitors the credit quality of the counterparties on an ongoing basis.

The Company purchases or licenses many sophisticated components and products from one or a limited number of qualified suppliers. If any of the Company’s suppliers were to cancel or materially change contracts or commitments with the Company or fail to meet the quality or delivery requirements needed to satisfy customer orders for the Company’s products, the Company could lose customer orders. The Company attempts to minimize this risk by finding alternative suppliers or maintaining adequate inventory levels.

Stock-Based Compensation
Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to directors and employees. The Company measures stock-based compensation cost at the grant date, based on the estimated fair value of the award and recognizes the cost as expense, net of estimated forfeitures, over the vesting period. For awards that contain only a service vesting feature, the Company recognizes compensation cost on a straight-line basis over the awards’ vesting period. For awards with a performance condition, when achievement of the performance condition is deemed probable, the Company recognizes compensation cost on a graded-vesting basis over the awards’ expected vesting period.

New Accounting Standards
New Accounting Standards - Adopted

In March 2016, the FASB issued Accounting Standards Update ("ASU") No. 2016-09, Compensation - Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting. The amended guidance requires: (i) recognition of all excess tax expense or benefit in the consolidated statement of operations in the reporting period in which they occur; (ii) excess tax benefits to be classified along with other income tax cash flows as an operating activity in the statement of cash flows; (iii) cash paid by directly withholding shares for tax withholding purposes be classified as a financing activity in the statement of cash flows. The amended guidance also allows companies to repurchase more of an employee's vesting shares for tax withholding purposes without triggering liability accounting and to make an accounting policy election to either estimate the number of awards that are expected to vest, consistent with current GAAP, or account for forfeitures when they occur. The amended guidance is effective for the Company in the first quarter of 2017, with early adoption permitted in any interim or annual period.

The amended guidance was early adopted in the fourth quarter of 2016, requiring the Company to reflect any adjustments to the consolidated statement of operations at January 1, 2016, the beginning of the annual period. The primary impact of adoption was the recognition of excess tax benefits in the provision for income taxes rather than additional paid-in capital for all periods in 2016. Additional amendments to the accounting for income taxes and minimum statutory withholding tax requirements had no impact to retained earnings at January 1, 2016, where the cumulative effect of these changes are required to be recorded. The Company elected to continue to estimate forfeitures expected to occur to determine the amount of compensation cost to be recognized in each period. The adoption of this guidance did not have a material effect on the Company's consolidated financial statements.

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40). The amended guidance defines management’s responsibility to evaluate whether there is substantial doubt about an organization’s ability to continue as a going concern and to provide related footnote disclosures. The amended guidance is effective for the Company in 2016, with early adoption permitted. The amended guidance was adopted in the fourth quarter of 2016 and did not have a material effect on the Company's consolidated financial statements or disclosures.

New Accounting Standards - Not Yet Adopted

In January 2017, the FASB issued ASU No. 2017-04, Intangibles—Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. The amended guidance simplifies how an entity is required to test goodwill for impairment by eliminating Step 2 from the goodwill impairment test. In accordance with the amended guidance, the Company will perform its annual or interim goodwill impairment test by comparing the fair value of a reporting unit with its carrying value, and an impairment charge will be recognized for the amount by which the carrying value exceeds the reporting unit's fair value, not to exceed the total amount of goodwill allocated to that reporting unit. The amended guidance is effective for the Company in the first quarter of 2020 with early adoption permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017, and must be applied prospectively. The Company is currently evaluating the impact and timing of adopting this guidance.

In November 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amended guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. As a result, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amended guidance is effective for the Company in the first quarter of 2018 with early adoption permitted. The Company is currently evaluating the impact and timing of adopting this guidance.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The amended guidance is intended to increase transparency and comparability among organizations by recognizing lease assets and liabilities on the balance sheet and disclosing key information about leasing arrangements. The adoption of this guidance is expected to result in a significant portion of the Company's operating leases, where the Company is the lessee, to be recognized on its consolidated balance sheet. The guidance requires lessees and lessors to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The amended guidance is effective for the Company in the first quarter of 2019 with early adoption permitted. The Company is currently evaluating the impact and timing of adopting this guidance.

In May 2014, the FASB issued ASU No. 2014-09 (Topic 606), Revenue from Contracts with Customers. The amended guidance, combined with all subsequent amendments (collectively "ASU 2014-09"), outlines a single comprehensive revenue model in accounting for revenue from contracts with customers. ASU 2014-09 supersedes existing revenue recognition guidance under GAAP, including industry-specific guidance, and replaces it with a five-step revenue model with a core principle to recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration that is expected to be received for those goods or services. Under ASU 2014-09, it is possible more judgment and estimates may be required within the revenue recognition process than required under existing GAAP, including identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price, and allocating the transaction price to each separate performance obligation. ASU 2014-09 is effective for the Company in the first quarter of 2018 using either of two methods: (i) retrospective to each prior reporting period presented with the option to elect certain practical expedients as defined within ASU 2014-09; or (ii) retrospective with the cumulative effect of initially applying ASU 2014-09 recognized at the date of initial application and providing certain additional disclosures as defined per ASU 2014-09. The Company is currently evaluating the method of adoption and impact of adopting this guidance, the effects of which are not currently reasonably estimable. Upon adoption, the Company anticipates increased revenue disclosures such as disclosures about variable consideration, contract assets, performance obligations, recognition over time versus at a point-in-time, and when the Company's customers control the goods or services delivered.